UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________

FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2022
__________________

East Resources Acquisition Company (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)

7777 NW Beacon Square Boulevard

Boca Raton, Florida 33487

(561) 826-3620

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

__________________
Not Applicable

(Former name or former address, if changed since last report) __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	ERESU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ERES	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ERESW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 1.02 Termination of a Material Definitive Agreement.

As previously announced, on August 30, 2022, East Resources Acquisition Company, a Delaware corporation (“ERES”), entered into an Agreement and Plan of Merger (as amended by the First Amendment to the Agreement and Plan of Merger, dated as of October 14, 2022, the “Merger Agreement” and, the transactions contemplated therein, the “Proposed Transactions”) with Longevity Market Assets, LLC, a Florida limited liability company (“LMA”), and Abacus Settlements, LLC, a Florida limited liability company (“Abacus”, and together with LMA, the “Companies”), and certain other parties thereto, pursuant to which each of LMA and Abacus would become wholly owned subsidiaries of ERES in exchange for aggregate merger consideration of approximately 53.1 million newly issued ERES Class A common stock at a deemed value of $10.00 per share, with a portion of the aggregate merger consideration payable in cash upon the satisfaction of certain conditions.

On December 2, 2022, ERES and East Asset Management, LLC, a Delaware limited liability company (the “Purchaser”), entered into an agreement (the “Termination Agreement”) to terminate  that certain Forward Purchase Agreement, dated as of July 2, 2020, by and between ERES and the Purchaser (the “Forward Purchase Agreement,” and the transactions contemplated therein, the “FPA Transactions”), effective as of December 2, 2022.  Pursuant to the Termination Agreement, the parties agreed that no payments or deliveries are due by either party in respect of the FPA Transactions and agreed to release each other from any and all liabilities arising from, related to or in connection with the Forward Purchase Agreement.  As a result of the Termination Agreement, the Forward Purchase Agreement is of no further force and effect.

The foregoing descriptions of the Forward Purchase Agreement, the Termination Agreement, the Merger Agreement and the First Amendment to the Agreement and Plan of Merger, dated as of October 14, 2022 (the “Amendment”) do not purport to be complete and are qualified in their entirety by the terms and conditions of the Forward Purchase Agreement, which was previously filed as Exhibit 10.8 to the Registration on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) by ERES on July 2, 2020, the Termination Agreement, which is attached hereto as Exhibit 10.1, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the SEC by ERES on August 30, 2022 and the Amendment, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the SEC by ERES on October 14, 2022, each of which is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Proposed Transactions, including statements regarding the anticipated benefits of the Proposed Transactions, the anticipated timing of the Proposed Transactions, the future financial condition and performance of the Companies and expected financial impacts of the Proposed Transactions (including future revenue and pro forma enterprise value) and the platform and markets and expected future growth and market opportunities of the Companies. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these terms or variations of them. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond ERES’s or the Companies’ control, are difficult or impossible to predict and may differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including but not limited to: (i) the risk that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of ERES’s securities, (ii) the risk that the Proposed Transactions may not be completed by ERES’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ERES, (iii) the failure to satisfy the conditions to the consummation of the Proposed Transactions, including the requisite approvals of ERES’s stockholders and the Companies’ owners, the satisfaction of the minimum aggregate transaction proceeds amount following any redemptions by ERES’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Proposed Transactions, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the Proposed Transactions, (vi) the effect of the announcement or pendency of the Proposed Transactions on the Companies’ business or employee relationships, operating results and business generally, (vii) the risk that the Proposed Transactions disrupt current plans and operations of the Companies, (viii) the risk of difficulties in retaining employees of the Companies as a result of the Proposed Transactions, (ix) the outcome of any legal proceedings that may be instituted against the Companies or against ERES related to the Merger Agreement or the Proposed Transactions, (x) the ability to maintain the listing of ERES’s securities on a national securities exchange, (xi) changes in the competitive industries in which the Companies operate, variations in operating performance across competitors, changes in laws and regulations affecting the Companies’ business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transactions, and the ability to identify and realize additional opportunities, (xiii) risks related to the uncertainty of the Companies’ projected financial information, (xiv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xv) the risk that demand for the Companies’ life settlement and related offerings does not grow as expected, (xvi) the ability of the Companies to retain existing customers and attract new customers, (xvii) the potential inability of the Companies to manage growth effectively, (xviii) the potential inability of the Companies to grow their market share of the life settlement industry or to achieve efficiencies regarding their operating models or other costs, (xix) negative trends in the life settlement industry impacting the value of life settlements, including increases to the premium costs of life insurance policies, increased longevity of insureds, and errors in the methodology and assumptions of life expectancy reports, (xx) legal challenges by insurers relating to the validity of the origination or assignment of certain life settlements, (xxi) the enforceability of the Companies’ intellectual property rights, including their trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xxii) the Companies’ dependence on senior management and other key employees, (xxiii) the risk of downturns and a changing regulatory landscape in the industry in which the Companies operate, and (xxiv) costs related to the Proposed Transactions and the failure to realize anticipated benefits of the Proposed Transactions or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive.

Nothing in this Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the proxy statement required to be prepared in connection with the Proposed Transactions discussed below and other documents filed by ERES from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers of this Report are cautioned not to put undue reliance on forward-looking statements, and the Companies and ERES assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Companies nor ERES gives any assurance that any of the Companies or ERES, or the combined company, will achieve expectations.

Additional Information About the Proposed Transactions and Where to Find It

This Report relates to the Proposed Transactions. ERES has filed a preliminary proxy statement on Schedule 14A (the “Proxy Statement”) relating to the Proposed Transactions with the SEC. ERES will also file other documents regarding the Proposed Transactions with the SEC. The Proxy Statement which will be sent or given to all ERES stockholders will contain important information about the Proposed Transactions and related matters. Before making any voting decision, investors, security holders and other interested persons of ERES and the Companies are urged to read the Proxy Statement (including all amendments and supplements thereto) and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transactions as they become available because they will contain important information about the Proposed Transactions. Investors, security holders and other interested persons will be able to obtain free copies of the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by ERES through the website maintained by the SEC at www.sec.gov. The documents filed by ERES with the SEC also may be obtained free of charge upon written request to ERES at 7777 NW Beacon Square Boulevard, Boca Raton, Florida.

Participants in the Solicitation

ERES, the Companies and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ERES stockholders in connection with the Proposed Transactions. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transactions may be obtained by reading the Proxy Statement. You can find more information about ERES’s directors and executive officers in ERES’s Annual Report on Form 10-K for the year ended December 31, 2021, which ERES filed with the SEC on June 22, 2022. You may obtain free copies of these documents as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Forward Purchase Agreement Termination Letter, dated as of December 2, 2022.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2022

EAST RESOURCES ACQUISITION COMPANY

By:  /s/ Gary L. Hagerman, Jr.

Name:  Gary L. Hagerman, Jr.

Title:    Chief Financial Officer and Treasurer